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                                                                    Exhibit 99.1


                        TRUSTEE'S DISTRIBUTION STATEMENT

   THE                           TO THE HOLDERS OF:
BANK OF                          Corporate Band-Backed Certificates
     NEW                         Series 1997-CHR-1
  YORK                           Class A-1 Certificates
                                                CUSIP NUMBER: 219-87H-AG0

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in accordance with the Standard Terms and Conditions of Trust, The Bank of New York,
as trustee submits the following cash basis statement for the period ending:                            AUGUST 01,2003

INTEREST ACCOUNT
Balance as of      February 03, 2003                                                                                        $0.00
      Schedule Income received on securities....................................                                    $1,862,500.00
      Unscheduled Income received on securities.................................                                            $0.00
      Schedule Interest received from Swap Counterparty.........................                                            $0.00
      Unscheduled Interest received from Swap Counterparty......................                                            $0.00
      Interest Received on sale of Securties....................................                                            $0.00
LESS:
      Distribution to Class A-1 Holders.........................................         $1,173,103.00
      Distribution to Swap Counterparty.........................................                 $0.00
      Trustee Fees..............................................................             $2,250.00
      Fees allocated for third party expenses............................                        $0.00
Balance as of      August 01, 2003                                                            Subtotal                $687,147.00


PRINCIPAL ACCOUNT
Balance as of      February 03, 2003                                                                                        $0.00
      Scheduled Principal payment received on securities........................                                            $0.00
      Principal received on sale of securities..................................                                            $0.00
LESS:
      Distribution to Class A-1 Holders.........................................         $  687,147.00
      Distribution to Swap Counterparty.........................................                 $0.00
Balance as of      August 01,2003                                                             Subtotal                $687,147.00
                                                                                               Balance                      $0.00
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                UNDERLYING SECURITIES HELD AS OF: August 01,2003
                          $50,000,000 7.45% Debentures
                                    Issued by
                                  CHRYSLER CORP
                              CUSIP# : 171-196-AS7